GSAMP 05-S2
RUN 6

Assumptions
    % of Prepayment Speed as indicated
    100% Loss Severity
    6 month lag
    To maturity
    Delinquency triggers active day one
    0% advancing

    For all other assumptions, please refer to the term sheet


    Forward Libor              Forward Libor
    Period      1 month
              1       3.100      CLASS M-3                                100 PPA                         65 PPA
              2       3.309      ---------                                --------------------------------------------------------
              3       3.454                                    % of SDA                      2232.72                      1792.57
              4       3.560                                         WAL                         8.22                         12.1
              5       3.673                         Principal Writedown              1,075.32 (0.01%)             1,486.23 (0.01%)
              6       3.766                               Writedown Mth                    25-Feb-14                    25-Nov-13
              7       3.822          Total Collat Loss (Collat Maturity)       88,150,272.66 (19.72%)      104,357,204.78 (23.35%)
              8       3.944                                               --------------------------------------------------------
              9       3.926
             10       3.980      Forward Libor + 200 bps
             11       4.041
             12       4.091      CLASS M-3                                100 PPA                         65 PPA
             13       4.123      ---------
             14       4.150                                               --------------------------------------------------------
             15       4.180                                    % of SDA                      1848.38                      1407.54
             16       4.214                                         WAL                         8.56                        12.98
             17       4.249                         Principal Writedown              1,107.36 (0.01%)             1,566.48 (0.01%)
             18       4.277                               Writedown Mth                    25-Aug-14                    25-Jun-14
             19       4.293          Total Collat Loss (Collat Maturity)       75,068,672.18 (16.80%)       85,139,586.83 (19.05%)
             20       4.380                                               --------------------------------------------------------
             21       4.319
             22       4.333    No securities are being offered by these summary materials. If the securities described herein or
             23       4.352    other securities are ultimately offered, they will be offered only pursuant to a definitive
             24       4.367    offering circular, and prospective investors who consider purchasing any such securities should
             25       4.375    make their investment decision based only upon the information provided therein and consultation
             26       4.380    with their own advisers. This material is for your private information and we are not soliciting
             27       4.389    any action based upon it. This material is not to be construed as an offer to sell or the
             28       4.399    solicitation of any offer to buy any security in any jurisdiction where such an offer or
             29       4.407    solicitation would be illegal. This material is based on information that we consider reliable, but
             30       4.417    we do not represent that it is accurate or complete and it should not be relied upon as such. By
             31       4.426    accepting this material the recipient agrees that it will not distribute or provide the material to
             32       4.435    any other person.The information contained in this material may not pertain to any securities that
             33       4.446    will actually be sold. The information contained in this material may be based on assumptions
             34       4.455    regarding market conditions and other matters as reflected therein. We make no representations
             35       4.464    regarding the reasonableness of such assumptions or the likelihood that any of such assumptions
             36       4.474    will coincide with actual market conditions or events, and this material should not be relied upon
             37       4.487    for such purposes. We and our affiliates, officers, directors, partners and employees, including
             38       4.498    persons involved in the preparation or issuance of this material may, from time to time, have long
             39       4.512    or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof
             40       4.521    (including options). This material may be filed within the Securities and Exchange Commission (the
             41       4.532    "SEC") and incorporated by reference into an effective registration statement previously filed with
             42       4.543    the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does

             43       4.553    not pertain to securities that are ultimately offered for sale pursuant to such registration
             44       4.563    statement. Information contained in this material is current as of the date appearing on this
             45       4.572    material only. Information in this material regarding the assets backing any securities discussed
             46       4.580    herein supersedes all prior information regarding such assets. Any information in the material,
             47       4.589    whether regarding the assets backing any securities discussed herein or otherwise, will be
             48       4.600    superseded by the information included in the final prospectus for any securities actually sold to
             49       4.609    you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you
             50       4.619    may disclose any and all aspects of any potential transaction or structure described herein that
             51       4.630    are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any
             52       4.639    limitation of any kind.
             53       4.649
             54       4.658
             55       4.667
             56       4.678
             57       4.685
             58       4.693
             59       4.702
             60       4.711
             61       4.720
             62       4.729
             63       4.739
             64       4.748
             65       4.758
             66       4.766
             67       4.775
             68       4.784
             69       4.793
             70       4.800
             71       4.811
             72       4.817
             73       4.826
             74       4.835
             75       4.843
             76       4.852
             77       4.862
             78       4.871
             79       4.880
             80       4.890
             81       4.900
             82       4.909
             83       4.919
             84       4.929
             85       4.942
             86       4.950
             87       4.961
             88       4.971
             89       4.980
             90       4.989
             91       4.998
             92       5.006
             93       5.016
             94       5.022
             95       5.029
             96       5.037
             97       5.048
             98       5.057
             99       5.067
            100       5.075
            101       5.083
            102       5.092

            103       5.097
            104       5.104
            105       5.111
            106       5.115
            107       5.120
            108       5.126
            109       5.134
            110       5.141
            111       5.149
            112       5.155
            113       5.161
            114       5.168
            115       5.172
            116       5.177
            117       5.182
            118       5.185
            119       5.190
            120       5.195
            121       5.199
            122       5.204
            123       5.210
            124       5.215
            125       5.219
            126       5.224
            127       5.228
            128       5.234
            129       5.236
            130       5.240
            131       5.245
            132       5.247
            133       5.252
            134       5.256
            135       5.259
            136       5.264
            137       5.268
            138       5.272
            139       5.277
            140       5.282
            141       5.287
            142       5.290
            143       5.297
            144       5.301
            145       5.308
            146       5.314
            147       5.319
            148       5.325
            149       5.327
            150       5.333
            151       5.336
            152       5.338
            153       5.341
            154       5.342
            155       5.344
            156       5.347
            157       5.353
            158       5.355
            159       5.359
            160       5.363
            161       5.364

            162       5.367
            163       5.368
            164       5.369
            165       5.370
            166       5.368
            167       5.368
            168       5.368
            169       5.371
            170       5.371
            171       5.374
            172       5.374
            173       5.375
            174       5.376
            175       5.373
            176       5.374
            177       5.373
            178       5.369
            179       5.368
            180       5.368
            181       5.366
            182       5.368
            183       5.369
            184       5.368
            185       5.368
            186       5.369
            187       5.368
            188       5.369
            189       5.368
            190       5.367
            191       5.368
            192       5.368
            193       5.367
            194       5.366
            195       5.366
            196       5.365
            197       5.365
            198       5.363
            199       5.363
            200       5.362
            201       5.360
            202       5.359
            203       5.359
            204       5.356
            205       5.356
            206       5.355
            207       5.352
            208       5.351
            209       5.350
            210       5.348
            211       5.346
            212       5.344
            213       5.342
            214       5.339
            215       5.339
            216       5.335
            217       5.334
            218       5.331
            219       5.328
            220       5.327

            221       5.323
            222       5.321
            223       5.319
            224       5.314
            225       5.313
            226       5.310
            227       5.306
            228       5.303
            229       5.301
            230       5.296
            231       5.294
            232       5.290
            233       5.286
            234       5.284
            235       5.278
            236       5.276
            237       5.272
            238       5.267
            239       5.264
            240       5.260
            241       5.257
            242       5.252
            243       5.250
            244       5.245
            245       5.242
            246       5.239
            247       5.234
            248       5.232
            249       5.228
            250       5.224
            251       5.222
            252       5.219
            253       5.215
            254       5.213
            255       5.210
            256       5.207
            257       5.204
            258       5.201
            259       5.198
            260       5.197
            261       5.192
            262       5.190
            263       5.188
            264       5.186
            265       5.183
            266       5.181
            267       5.179
            268       5.176
            269       5.175
            270       5.171
            271       5.170
            272       5.168
            273       5.166
            274       5.163
            275       5.163
            276       5.160
            277       5.159
            278       5.157
            279       5.155

            280       5.154
            281       5.151
            282       5.151
            283       5.150
            284       5.147
            285       5.147
            286       5.144
            287       5.144
            288       5.143
            289       5.143
            290       5.140
            291       5.140
            292       5.140
            293       5.138
            294       5.138
            295       5.137
            296       5.136
            297       5.136
            298       5.134
            299       5.134
            300       5.133
            301       5.131
            302       5.128
            303       5.126
            304       5.124
            305       5.121
            306       5.120
            307       5.116
            308       5.115
            309       5.113
            310       5.110
            311       5.108
            312       5.106
            313       5.105
            314       5.103
            315       5.102
            316       5.098
            317       5.097
            318       5.096
            319       5.093
            320       5.092
            321       5.090
            322       5.088
            323       5.087
            324       5.085
            325       5.084
            326       5.082
            327       5.081
            328       5.080
            329       5.078
            330       5.076
            331       5.075
            332       5.075
            333       5.073
            334       5.071
            335       5.071
            336       5.068
            337       5.068
            338       5.068

            339       5.066
            340       5.065
            341       5.064
            342       5.063
            343       5.062
            344       5.062
            345       5.061
            346       5.059
            347       5.060
            348       5.058
            349       5.058
            350       5.057
            351       5.057
            352       5.057
            353       5.055
            354       5.055
            355       5.055
            356       5.054
            357       5.054
            358       5.053
            359       5.054
            360       5.052
            361       5.051